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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


       NEW JERSEY                    0-19777                    22-3103129
    (State or other                                           (IRS Employer
    jurisdiction of                (Commission               Identification
     incorporation)                 File Number)                  Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 - AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

      On March 27, 2006, the Board of Directors of DUSA Pharmaceuticals, Inc. (the "Company") amended its By-Laws to permit the President of the Company to have the ability to grant the title of "Vice President," "Assistant Vice President" or "Associate Vice President" to non-officer employees of the Company, from time to time, subject to certain conditions.

      A copy of the amended By-Laws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the By-Laws is qualified in its entirety by reference to such Exhibit.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS

3.1   By-Laws of DUSA Pharmaceuticals, Inc.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DUSA PHARMACEUTICALS, INC.

Dated:  March 28, 2006                    By:   /s/ D. Geoffrey Shulman
                                              --------------------------------
                                             D. Geoffrey Shulman, MD, FRCPC
                                             Chairman of the Board and Chief
                                             Executive Officer
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                                  EXHIBIT INDEX

3.1   By-Laws of DUSA Pharmaceuticals, Inc.